EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Graham Corporation (the “Company”) on Form 10-K for the year ended March 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”) that:
1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/James R. Lines	/s/J. Ronald Hansen

James R. Lines	J. Ronald Hansen
President and Chief Operating Officer	Vice President-Finance and Administration and
(Principal Executive Officer)	Chief Financial Officer
June 5, 2007	(Principal Financial Officer and Principal Accounting Officer)
June 5, 2007
A signed original of this written statement required by Section 906 has been provided to Graham Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange Commission or its staff upon request.